UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2013

THE SPENDSMART PAYMENTS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-27145	33-0756798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2680 Berkshire Pkwy, Suite 130 Des Moines, Iowa	50325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 677-0080

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 15, 2013, The SpendSmart Payments Company (the “Company”), through its wholly owned subsidiary The SpendSmart Payments Company, a California corporation, entered into an Asset Purchase Agreement (the “Agreement”) with Intellectual Capital Management, Inc., d/b/a SMS Masterminds (“SMS”) a Nevada corporation, whereby, upon the completion of certain closing conditions, the Company will purchase substantially all of the assets of SMS. Maxim Group LLC is serving as the exclusive financial advisor to the Company in connection with the transaction.

In consideration for such assets, the Company has agreed to issue SMS an aggregate of five million two hundred and fifty thousand shares of common stock of the Company. In addition to standard and customary closing deliverables, as further set forth in the Agreement, as a condition to the closing of the Agreement: (i) the Company will enter into an employment agreement with Alex Minicucci, currently the President and Chief Executive Officer of SMS; (ii) the Company will enter into an employment agreement with Luke Wallace, currently the Chief Operating Officer of SMS; (iii) the Company will complete an equity financing; and (iv) the Company shall have completed its due diligence of the assets and business of SMS, to its sole satisfaction.

The summary of the Agreement described above is qualified in its entirety by reference to the Asset Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On October 16, 2013, the Company issued a press release entitled “SpendSmart Acquires Fast Growing & Profitable Mobile Marketing Company: SMS Masterminds” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1

Asset Purchase Agreement by and among The SpendSmart Payments Company, a Colorado corporation, The SpendSmart Payments Company, a California corporation and Intellectual Capital Management, Inc., d/b/a SMS Masterminds, a Nevada corporation, dated October 15, 2013.

99.1	Press Release dated October 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPENDSMART PAYMENTS COMPANY

Dated: October 16, 2013	By:	/s/ Bill Hernandez
Bill Hernandez
President